Exhibit 10.9

Roman DBDR Tech Acquisition Corp. II

2877 Paradise Road, Unit 702

Las Vegas, NV 89109

Roman DBDR Tech Sponsor II LLC 251 Little Falls Drive Wilmington, DE 19808	October 15, 2021

LETTER OF AMENDMENT

Ladies and Gentlemen:

Reference is made to that certain “Promissory Note” dated January 21, 2021 made by Roman DBDR Tech Acquisition Corp. II, a Delaware corporation and blank check company (the “Maker”), pursuant to which Maker promises to pay to the order of Roman DBDR Tech Sponsor II LLC or its registered assigns or successors in interest, or order, the principal sum of up to Three Hundred Thousand Dollars ($300,000) in lawful money of the United States of America.

The parties agree that the reference to “September 30, 2021” in each of (i) clause (i) of paragraph 1 and (ii) clause (i) of paragraph 3 shall be amended and replaced with “September 30, 2022”. The parties also agree that this Letter of Amendment shall have been effective from and as of September 30, 2021.

[Signature page follows]

IN WITNESS WHEREOF, Maker, intending to be legally bound hereby, has caused this Letter of Amendment to be duly executed by the undersigned as of September 30, 2021.

ROMAN DBDR TECH ACQUISITION CORP. II

By:
Name:	Dr. Donald Basile
Title:	Chief Executive Officer

Accepted and Agreed:

ROMAN DBDR TECH SPONSOR II LLC

By:
Name:	Dixon Doll, Jr.
Title:	Managing Member

[Signature Page to Letter of Amendment]